Supplement to the
The North Carolina Capital Management Trust:
Government Portfolio and Term Portfolio
August 29, 2019
Prospectus

Kevin Gaffney no longer serves as co-manager of Term Portfolio.

The following information replaces similar information for Government Portfolio found in the“Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee (net rate retained by FMR after payment of 12b-1 fees to the distributor)	0.16%
Distribution and/or Service (12b-1) fees	0.07%
Other expenses	0.00%
Total annual operating expenses(a)	0.23%

(a)  In order to avoid a negative yield, Fidelity Management & Research Company LLC (FMR) may reimburse expenses or waive fees of Government Portfolio and/or the fund’s distributor may waive all or a portion of the 12b-1 fees of the fund. Any such waivers or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that Government Portfolio will be able to avoid a negative yield.

The following information replaces the information for Term Portfolio found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Andre Messier (co-manager) has managed the fund since October 2019.

The following information replaces similar informationfound in the “Fund Basics” section under the“Principal Investment Risks” heading.

Many factors affect each fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance.

The following biographical information supplements the information for Term Portfolio found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Andre Messier is co-manager of Term Portfolio, which he has managed since October 2019. Since joining Fidelity Investments in 2004, Mr. Messier has worked as a research analyst and portfolio manager.

NCX-20-02 1.923919.118	July 8, 2020